For period ending December 31, 2007     Exhibit 77O

File number 811-6637

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  The UBS Funds - UBS U.S. Small Cap Growth Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Colfax Corporation
2.  Date of Purchase:  05/07/2008  3.  Date offering commenced: 05/07/2008
4.  Underwriter(s) from whom purchased:  Merrill Lynch
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  100,0 shares (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  18,750,000 shares
8.  Purchase price per unit or share(net of fees and expenses):  $18.00
9.  Initial public offering price per unit or share:  $18.00
10.  Commission, spread or profit:  ________4.05____%              $_0.729____
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
 c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting. terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______
g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ David Wabnik  Date:5/14/08
Print Name: David Wabnik

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  The UBS Funds - UBS Dynamic Alpha Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  EnergySolutions Inc.
2.  Date of Purchase:  07/24/2008  3.  Date offering commenced: 07/24/2008
4.  Underwriter(s) from whom purchased:  CS First Boston
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  725,000 shares
7.  Aggregate principal amount or total number of shares of offering:  35,000,000 shares
8.  Purchase price per unit or share(net of fees and expenses):  $19.00
9.  Initial public offering price per unit or share:  $19.00
10.  Commission, spread or profit:  ____________%              $0.456_____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting. terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______

_______
g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Jim Malles  Date:8/7/08
Print Name: Jim Malles

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  The UBS Funds - UBS Mid Cap Growth Equity Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  EnergySolutions Inc.
2.  Date of Purchase:  07/24/2008  3.  Date offering commenced: 07/24/2008
4.  Underwriter(s) from whom purchased:  CS First Boston
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  725,000 shares (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  35,000,000 shares
8.  Purchase price per unit or share(net of fees and expenses):  $19.00
9.  Initial public offering price per unit or share:  $19.00
10.  Commission, spread or profit:  ____________%              $__.456__________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting. terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______

_______

g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Jim Malles  Date: 8/7/08
Print Name:   Jim Malles

FORM 10f-3
Rule 144A Securities
FUND:  The UBS Funds - UBS U.S. Small Cap Growth Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  EnergySolutions Inc.
2.  Date of Purchase:  7/24/2007  3.  Date offering commenced: 7/24/2008
4.  Underwriter(s) from whom purchased:  CS First Boston Group.
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  725,000 shares (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  35,000,000 shares
8.  Purchase price (net of fees and expenses):  $19.00
9.  Initial public offering price:  $19.00
10.  Commission, spread or profit:  ______2.4______%              $____0.456________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ David Wabnik  Date:8/6/08
Print Name: David Wabnik

Rule 144A Securities
FUND:  The UBS Funds - UBS Global Allocation Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Metlife Inc.
2.  Date of Purchase:  10/08/2008  3.  Date offering commenced: 10/08/2008
4.  Underwriter(s) from whom purchased:  CS First Boston
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  2,500,000 shares (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  75,000,000 shares
8.  Purchase price (net of fees and expenses):  $26.50
9.  Initial public offering price:  $26.50
10.  Commission, spread or profit:  ____________%              $____0.413_______
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ James Malles  Date:10/28/08
Print Name: James Malles

Rule 144A Securities
FUND:  The UBS Funds - UBS U.S. Large Cap Equity Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Metlife Inc.
2.  Date of Purchase:  10/08/2008  3.  Date offering commenced: 10/08/2008
4.  Underwriter(s) from whom purchased:  CS First Boston
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  2,500,000 shares (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  75,000,000 shares
8.  Purchase price (net of fees and expenses):  $26.50
9.  Initial public offering price:  $26.50
10.  Commission, spread or profit:  __________%              $____0.413________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ James Malles  Date:10/28/08
Print Name: James Malles_______

Rule 144A Securities
FUND:  The UBS Funds - UBS U.S. Large Cap Value Equity Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Metlife Inc.
2.  Date of Purchase:  10/08/2008                                      Date offering commenced: 7/24/2008
4.  Underwriter(s) from whom purchased:  CS First Boston Group.
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  2,500,000 shares (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  75,000,000 shares
8.  Purchase price (net of fees and expenses):  $26.50
9.  Initial public offering price:  $26.50
10.  Commission, spread or profit:  ___________%              $____0.413________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ James Malles  Date:10/25/08
Print Name: James Malles

Rule 144A Securities
FUND:  The UBS Funds - UBS U.S. Equity Alpha Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Metlife Inc.
2.  Date of Purchase:  10/08/2008  3.  Date offering commenced: 10/08/2008
4.  Underwriter(s) from whom purchased:  CS First Boston
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: 2,500,000 shares (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  35,000,000 shares
8.  Purchase price (net of fees and expenses):  $26.50
9.  Initial public offering price:  $26.50
10.  Commission, spread or profit:  ____________%              $____0.413________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ James Malles  Date:10/28/08
Print Name: James Malles

Rule 144A Securities
FUND:  The UBS Funds - UBS Global Allocation Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Metlife Inc.
2.  Date of Purchase:  10/08/2008  3.  Date offering commenced: 10/08/2008
4.  Underwriter(s) from whom purchased:  CS First Boston
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  2,500,000 shares (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  75,000,000 shares
8.  Purchase price (net of fees and expenses):  $26.50
9.  Initial public offering price:  $26.50
10.  Commission, spread or profit:  ___________%              $____0.413________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ James Malles  Date:10/28/08
Print Name: James Malles

Rule 144A Securities
FUND:  The UBS Funds - UBS U.S. Large Cap Equity  Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Metlife Inc.
2.  Date of Purchase:  10/08/2008  3.  Date offering commenced: 10/08/2008
4.  Underwriter(s) from whom purchased:  CS First Boston
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  2,500,000 shares (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  75,000,000 shares
8.  Purchase price (net of fees and expenses):  $26.50
9.  Initial public offering price:  $26.50
10.  Commission, spread or profit:  ______2.4______%              $____0.456________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ James Malles  Date:10/28/08
Print Name: James Malles

Rule 144A Securities
FUND:  The UBS Funds - UBS U.S. Large Cap Value Equity  Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Metlife Inc.
2.  Date of Purchase:  10/08/2008  3.  Date offering commenced: 10/08/2008
4.  Underwriter(s) from whom purchased:  CS First Boston
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  2,500,000 shares (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  75,000,000 shares
8.  Purchase price (net of fees and expenses):  $26.50
9.  Initial public offering price:  $26.50
10.  Commission, spread or profit:  ___________%              $____0.413________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ James Malles  Date:10/28/08
Print Name: James Malles

Rule 144A Securities
FUND:  The UBS Funds - UBS U.S. Equity Alpha Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Metlife Inc.
2.  Date of Purchase:  10/08/2008  3.  Date offering commenced: 10/08/2008
4.  Underwriter(s) from whom purchased:  CS First Boston
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  2,500,000 shares (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  75,000,000 shares
8.  Purchase price (net of fees and expenses):  $26.50
9.  Initial public offering price:  $26.50
10.  Commission, spread or profit:  __________%              $____0.413_____
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ James Malles  Date:10/28/08
Print Name: James Malles